GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional, Service and Advisor Shares

of the

Goldman Sachs Multi-Strategy Alternatives Portfolio

(the “Portfolio”)

Supplement dated June 24, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2019

Effective on or around June 28, 2019, the Portfolio may invest in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), a mutual fund for which Goldman Asset Management L.P. acts as investment adviser. In addition, the Portfolio will no longer invest in the Goldman Sachs Tactical Exposure Fund, an underlying fund of the Portfolio.

Accordingly, effective on or around June 28, 2019, the Portfolio’s disclosures are modified as follows:

The following risks are added to the “Goldman Sachs Multi-Strategy Alternatives Portfolio—Summary—Principal Risks of the Underlying Funds” section of the Prospectuses and to the “Principal Risks of the Underlying Funds” section of the Summary Prospectuses:

Asset Allocation Risk.  The Goldman Sachs Tactical Tilt Overlay Fund’s (“Underlying Tactical Fund”) allocations to various asset classes may cause the Underlying Tactical Fund to underperform other funds with a similar investment objective.

Concentration Risk.  If the Underlying Tactical Fund invests a substantial portion of its total assets in issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Underlying Tactical Fund’s investments more than if its investments were not so concentrated.

Investing in the Underlying Funds.  The Underlying Tactical Fund’s investment performance may be directly related to the investment performance of the underlying funds it holds. The ability of the Underlying Tactical Fund to meet its investment objective is directly related to the ability of its underlying funds to meet their objectives as well as the allocation among those underlying funds by the Investment Adviser.

In the “Goldman Sachs Multi-Strategy Alternatives Portfolio—Summary—Principal Risks of the Underlying Funds” and “Risks of the Underlying Funds” sections of the Prospectuses, and in the “Principal Risks of the Underlying Funds” section of the Summary Prospectuses, the sections titled “GPS Transactions Risk” and “Temporary Investments Risk” are deleted in their entirety.

In the “Goldman Sachs Multi-Strategy Alternatives Portfolio—Summary—Principal Risks of the Underlying Funds” and “Risks of the Underlying Funds” sections of the Prospectuses, and in the “Principal Risks of the Underlying Funds” section of the Summary Prospectuses, references to the “Underlying Tactical Exposure Fund” are replaced with “Underlying Tactical Fund” in the “Investments in Affiliated Underlying Funds,” “Investments in ETFs” and “Investments of the Underlying Funds” sections.

The following replaces in its entirety the “Tactical Exposure” row in the table under “Description of the Underlying Funds” section of the Prospectuses:

Tactical Tilt Overlay	Long-term total return.	The Portfolio seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments (“Tactical Tilts”). Tactical Tilts are generally implemented by investing in any one or in any combination of the following securities and instruments: (i) U.S. and foreign equity securities, including common and preferred stocks; (ii) pooled investment vehicles including, but not limited to, (a) unaffiliated investment companies, exchange-traded funds and exchange-traded notes and (b) affiliated investment companies that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter; (iii) fixed income instruments, which include, among others, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, commercial paper, certificates of deposit, debt participations and non-investment grade securities (commonly known as “junk bonds”); (iv) derivatives and (v) commodity investments, primarily through a wholly-owned subsidiary of the Portfolio organized as a company under the laws of the Cayman Islands.

The following risks are added to the “Risks of the Underlying Funds” section of the Prospectuses:

Asset Allocation Risk—The Underlying Tactical Fund’s allocations to various asset classes may cause the Underlying Tactical Fund to underperform other funds with a similar investment objective. It is possible that the Investment Adviser will allocate the Underlying Tactical Fund’s assets to asset classes that perform poorly or underperform other investments under various market conditions.

Concentration Risk—If the Underlying Tactical Fund invests a substantial portion of its total assets in issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Underlying Tactical Fund’s investments more than if its investments were not so concentrated.

Investing in the Underlying Funds—The investments of the Underlying Tactical Fund are generally concentrated in other underlying funds, and the Underlying Tactical Fund’s investment performance is directly related to the investment performance of the underlying funds it holds. The ability of the Underlying Tactical Fund to meet its investment objective is directly related to the ability of its underlying funds to meet their objectives as well as the allocation among those underlying funds by the Investment Adviser. The value of the underlying funds’ investments, and the NAVs of the shares of both the Underlying Tactical Fund and its underlying funds, will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Tactical Fund or its underlying funds invest. There can be no assurance that the investment objective of the Underlying Tactical Fund or any of its underlying funds will be achieved.

The following replaces in its entirety the “Tactical Exposure” row in the table under “Service Providers—Management Fee and Other Expenses” in the prospectuses:

Tactical Tilt Overlay	First $2 Billion	0.75%	0.81%
	Next $3 Billion	0.68%
	Next $3 Billion	0.64%
	Over $8 Billion	0.62%

The following replaces the second sentence in the “Investment Objectives and Policies—Information About the Multi-Strategy Alternatives Portfolio” section of the SAI:

These Underlying Funds are currently expected to include: Goldman Sachs Absolute Return Tracker Fund (“Absolute Return Tracker Fund”), Goldman Sachs Alternative Premia Fund (“Alternative Premia Fund”), Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt Fund”), Goldman Sachs Emerging Markets Equity Insights Fund (“Emerging Markets Equity Insights Fund”), Goldman Sachs Financial Square Government Fund (“Financial Square Government Fund”), Goldman Sachs High Yield Fund (“High Yield Fund”), Goldman Sachs High Yield Floating Rate Fund (“High Yield Floating Rate Fund”), Goldman Sachs Local Emerging Markets Debt Fund (“Local Emerging Markets Debt Fund”), Goldman Sachs Long Short Credit Strategies Fund (“Long Short Credit Strategies Fund”), Goldman Sachs Managed Futures Strategy Fund (“Managed Futures Strategy Fund”), Goldman Sachs Real Estate Securities Fund (“Real Estate Securities Fund”), Goldman Sachs Strategic Income Fund (“Strategic Income Fund”) and Goldman Sachs Tactical Tilt Overlay Fund (“Tactical Tilt Overlay Fund”).

The following replaces in its entirety the “Tactical Exposure Fund” sub-section under “Investment Objectives and Policies—Information About the Multi-Strategy Alternatives Portfolio—Descriptions of the Underlying Funds” section of the SAI:

Tactical Tilt Overlay Fund

Objective. The Tactical Tilt Overlay Fund seeks long-term total return.

Primary Investment Focus.  The Tactical Tilt Overlay Fund seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments (“Tactical Tilts”) generated by the Goldman Sachs Investment Strategy Group (“Investment Strategy Group”). Investment Strategy Group Tactical Tilt recommendations are recommendations to overweight or underweight exposures to certain asset classes, with such overweighting and underweighting to be funded from a “funding source” from which assets should be reallocated. The Investment Strategy Group will consider, among other things, the stand-alone risk/reward of each investment idea that may become a Tactical Tilt recommendation, how it fits with the Investment Strategy Group’s broader global economic and market views, and its merits compared to other ideas. The Investment Adviser determines in its sole discretion how to implement Tactical Tilt recommendations in the Underlying Fund.

Tactical Tilts are generally implemented by investing in any one or in any combination of the following securities and instruments: (i) U.S. and foreign equity securities, including common and preferred stocks; (ii) pooled investment vehicles including, but not limited to, (a) unaffiliated investment companies, ETFs and exchange-traded notes (“ETNs”) and (b) affiliated investment companies that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Tactical Tilt Underlying Funds”); (iii) fixed income instruments, which include, among others, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, commercial paper, certificates of deposit, debt participations and non-investment grade securities (commonly known as “junk bonds”); (iv) derivatives and (v) commodity investments, primarily through a wholly-owned subsidiary of the Underlying Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Underlying Fund’s investments may be publicly traded or privately issued or negotiated. The Underlying Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Underlying Fund may implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Underlying Fund may purchase for investment.

The Investment Adviser expects that the Underlying Fund may invest in one or more of the following Tactical Tilt Underlying Funds in order to implement Tactical Tilts: Goldman Sachs Core Fixed Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Enhanced Income

Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund and Goldman Sachs Short Duration Tax-Free Fund as may be determined by the Investment Adviser from time to time without considering or canvassing the universe of unaffiliated investment companies available.

The Underlying Fund may invest in derivatives for both hedging and non-hedging purposes. Derivative positions may be listed or over the counter (“OTC”) and may or may not be centrally cleared. The Underlying Fund’s derivative investments may include but are not limited to (i) futures contracts, including futures based on equity or fixed income securities and/or equity or fixed income indices, interest rate futures, currency futures and swap futures; (ii) swaps, including equity, currency, interest rate, total return, excess return, variance and credit default swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on equity or fixed income securities and/or equity or fixed income indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities and exchange-traded notes. As a result of the Underlying Fund’s use of derivatives, the Underlying Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

Investment in Cayman Subsidiary.  The Underlying Fund seeks to gain exposure to the commodities markets by investing in the Subsidiary. The Underlying Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps and excess return swaps on commodity indexes, sub-indexes and single commodities, as well as commodity (U.S. or foreign) futures, commodity options and commodity-linked notes. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. An option on commodities gives the purchaser the right (and the writer of the option the obligation) to assume a position in a commodity or a specified basket of commodities at a specified exercise price within a specified period of time. The value of these commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the Subsidiary and the Underlying Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the instrument. Neither the Underlying Fund nor the Subsidiary invests directly in physical commodities. The Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

Exposure to Commodities.  The Underlying Fund may also gain exposure to commodities by investing in commodity index-linked structured notes, publicly traded partnerships (“PTPs”) and pooled investment vehicles (including ETFs, ETNs and affiliated or unaffiliated investment companies). PTPs are limited partnerships, the interests (or “units”) in which are traded on public exchanges. The Underlying Fund may invest in PTPs that are commodity pools.

The investments and positions that the Investment Adviser determines to use to implement the Tactical Tilt recommendations will constitute the Underlying Fund’s only investments, other than its investments in investment-grade fixed income instruments, cash or cash equivalents or other short-term instruments. At any time, and from time to time, a material portion of the Underlying Fund’s assets may be invested in such instruments, and not for the purpose of implementing Tactical Tilts.

The Underlying Fund is designed to provide investors with an efficient means of implementing the Tactical Tilts strategy, which is intended to complement an investor’s broader, diversified investment portfolio. A Tactical Tilt strategy should be an appropriately sized portion of an investor’s overall investment portfolio. It is important that investors view an allocation to the Portfolio as a long-term addition to a broader, diversified portfolio and not look to opportunistically time their investments in or redemptions from the Underlying Fund.

The Underlying Fund’s benchmark index is the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

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